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                                                                     EXHIBIT 23

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 2-70035, 33-14288 and 33-83156.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ---------------------------
                                            ARTHUR ANDERSEN LLP


Orange County, California
June 25, 1997